Exhibit 10.39

Execution Version

PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of September 19, 2025 (the “Issue Date”) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Pledge Agreement”), among GMR Intermediate Corp. (“Holdings”), Global Medical Response, Inc. (“GMR” or “Issuer”), each of the Subsidiaries listed on the signature pages hereto or that becomes a party hereto pursuant to Section 28 hereof (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”) and Wilmington Trust, National Association, not in its individual capacity, but solely as Notes Collateral Agent under the Indenture (in such capacity, the “Notes Collateral Agent”) for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Indenture, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”) among Holdings, the Issuer, the purchasers from time to time parties thereto (each a “Holder” and, collectively, the “Holders”) and Wilmington Trust, National Association, as the Trustee and the Notes Collateral Agent;

WHEREAS, pursuant to the Indenture, each of Holdings and the Subsidiary Pledgors has agreed to unconditionally and irrevocably guarantee (the “Guarantees”), as primary obligor and not merely as surety, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations;

WHEREAS, the Amended and Restated ABL Intercreditor Agreement dated as of September 19, 2025, among, inter alios, the Term Loan Collateral Agent (as defined below), the Notes Collateral Agent and the ABL Agent (as defined below) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “ABL Intercreditor Agreement”) governs the relative rights and priorities of the Term Loan Secured Parties (as defined therein) and the ABL Secured Parties (as defined therein) in respect of the Collateral and the ABL Priority Collateral (as defined below) (and with respect to certain other matters as described therein);

WHEREAS, the Amended and Restated First Lien Intercreditor Agreement dated as of September 19, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”), among, inter alios, the Borrower, Holdings, the Grantors party thereto, the Term Loan Collateral Agent, and the Notes Collateral Agent governs the relative rights in the Collateral between the Secured Parties and the Credit Agreement Secured Parties (as defined therein), and provides for the pari passu nature of their respective security interests;

WHEREAS, the proceeds of the Notes will be used in part to enable the Issuer to make valuable transfers to the other Pledgors in connection with the operation of their respective businesses;

WHEREAS, each Pledgor acknowledges that it will derive substantial direct and indirect benefit from the issuance of the Notes; and

WHEREAS, as of the date hereof, (a) the Pledgors are the legal and beneficial owners of the Equity Interests described in Schedule 1 hereto and issued by the entities named therein (such Equity Interests, together with any Equity Interests of the issuer of such Equity Interests or any other issuer directly held by any Pledgor hereafter, in each case, except to the extent excluded from the Collateral for the Obligations pursuant to the last paragraph of Section 2 below, referred to collectively herein as the “Pledged Shares”) and (b) each of the Pledgors is the legal and beneficial owner of the Indebtedness evidenced by a promissory note in excess of the greater of (a) $126,000,000 and (b) 10% of the Consolidated EBITDA for the Applicable Measurement Period (calculated on a pro forma basis) described in Schedule 1 hereto (together with any other Indebtedness owed to any Pledgor on the date hereof and any time hereafter, including the promissory notes required to be pledged pursuant to Section 10.11 of the Indenture, referred to collectively herein as the “Pledged Debt”).

NOW, THEREFORE, in consideration of forgoing and for other good and valuable consideration, including to induce the Trustee and the Notes Collateral Agent to enter into the Indenture and to induce the Holders to purchase and hold the Notes, the Pledgors hereby agree with the Notes Collateral Agent, for the benefit of the Secured Parties, as follows:

1.             Defined Terms.

(a)            Unless otherwise defined herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture. Any term used herein or in the Indenture without definition that is defined in the UCC has the meaning given to it in the UCC.

(b)            “ABL Agent” means Bank of America, N.A.

(c)            “ABL Facility” means the New ABL Facility (as defined in the Indenture).

(d)            “ABL Priority Collateral” shall have the meaning assigned that term in the ABL Intercreditor Agreement.

(e)            “Collateral” shall have the meaning provided in Section 2.

(f)            “Equity Interests” shall mean, collectively, Capital Stock and Stock Equivalents.

(g)            “Excluded Property” shall have the meaning assigned to that term in the Security Agreement.

(h)            “Guarantee” shall have the meaning provided in the recitals hereto.

(i)            “Holdings” shall have the meaning provided in the preamble hereto.

(j)            “Intercreditor Agreement” means the ABL Intercreditor Agreement, the First Lien Intercreditor Agreement and/or, if executed, any Second Lien Intercreditor Agreement, as the context may require (each, an “Intercreditor Agreement” and collectively, the “Intercreditor Agreements”).

(k)            “Notes Collateral Agent” shall have the meaning provided in the preamble hereto.

(l)            “Notes Documents” shall mean the collective reference to the Indenture, the Notes, the Guarantee and the Security Documents (as defined in the Indenture).

(m)            “Obligations” shall mean the Notes Obligations (as defined in the Indenture).

(n)            “Pledge Agreement” shall have the meaning provided in the preamble hereto.

(o)            “Pledged Debt” shall have the meaning provided in the recitals hereto.

(p)            “Pledged Shares” shall have the meaning provided in the recitals hereto.

(q)           “Pledgors” shall mean the Subsidiary Pledgors, Holdings and the Issuer.

(r)            “Proceeds” has the meaning given to it in the UCC.

(s)            “Required Holders” has the meaning given to it in the Security Agreement.

(t)            “Secured Parties” has the meaning given to it in the Security Agreement.

(u)            “Security Agreement” means that certain security agreement dated as of September 19, 2025, by and among Holdings, GMR, each of the other Grantors (under and defined therein) from time to time party thereto, each of the other parties thereto and the Notes Collateral Agent for the benefit of itself and the Secured Parties as defined therein (together with all amendments and modifications, if any, from time to time thereafter made thereto).

(v)            “Security Interest” shall have the meaning provided in Section 2.

(w)           “Subsidiary Pledgor” shall have the meaning provided in the preamble hereto.

(x)            “Termination Date” shall have the meaning ascribed thereto in Section 13(a).

(y)            “Term Loan Collateral Agent” shall have the meaning assigned to that term in the Indenture.

(z)            “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Notes Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

(aa)          Sections 1.01, 1.13 and 1.14 of the Indenture are incorporated herein by reference, mutatis mutandis.

2.             Grant of Security. As collateral security for the payment and performance when due of all of the Obligations, each Pledgor hereby collaterally assigns and pledges to the Notes Collateral Agent, for the benefit of the Secured Parties, and grants to the Notes Collateral Agent, for the benefit of the Secured Parties, a lien on and a security interest in (the “Security Interest”) all of such Pledgor’s right, title and interest in, to and under the following, whether now owned or existing or at any time hereafter acquired or existing (collectively, the “Collateral”):

(a)            the Pledged Shares held by such Pledgor and the certificates representing such Pledged Shares and any interest of such Pledgor in the entries on the books of the issuer of the Pledged Shares or any financial intermediary pertaining to the Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

(b)            the Pledged Debt and the instruments evidencing the Pledged Debt owed to such Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt; and

(c)            to the extent not covered by clauses (a) and (b) above, respectively, all Proceeds of any or all of the foregoing Collateral.

Notwithstanding the foregoing, the Collateral (and any defined term used in the definition thereof) for the Obligations shall not include any Excluded Stock and Stock Equivalents or any Excluded Property.

3.            Delivery of the Collateral. Subject to Section 25 hereof, all certificates or instruments, if any, representing or evidencing the Collateral shall be promptly (and in any event within 90 days of the acquisition thereof (or such longer period as the Term Loan Collateral Agent may reasonably agree with respect to the corresponding requirement under the Term Loan Facility)), delivered by the applicable Pledgor to and held by or on behalf of the Notes Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance as are necessary to give the Notes Collateral Agent control over such Collateral. The Notes Collateral Agent shall have the right (but not the obligation), at any time after the occurrence and during the continuance of an Event of Default, subject to the Intercreditor Agreements, and upon at least 3 Business Days’ prior written notice to the relevant Pledgor, to transfer to or to register in the name of the Notes Collateral Agent or any of its nominees any or all of the Pledged Shares.

4.            Representations and Warranties. Each Pledgor represents and warrants as follows, after giving effect to the Transactions:

(a)            Schedule 1 hereto (i) correctly represents as of the Issue Date (A) the issuer, the certificate number, the Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Pledged Shares and (B) the issuer, the initial principal amount, the Pledgor and holder, date of issuance and maturity date of all Pledged Debt and (ii) together with the comparable schedule to each supplement hereto, includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder. Except as set forth on Schedule 1, and except for Excluded Stock and Stock Equivalents, the Pledged Shares represent all (or 66% in the case of pledges of the Voting Stock of Foreign Subsidiaries or any Domestic Subsidiary substantially all of the assets of which consist of Capital Stock and/or debt of Foreign Subsidiaries that are CFCs) of the issued and outstanding Equity Interests of each class of Equity Interests in the issuer on the Issue Date.

(b)            Such Pledgor is the legal and beneficial owner of the Collateral pledged or collaterally assigned by such Pledgor hereunder free and clear of any Lien, except for Permitted Liens (and which, in the case of Permitted Liens in respect of the ABL Facility, are subject to the ABL Intercreditor Agreement) and the Lien created by this Pledge Agreement.

(c)            As of the Issue Date, the Pledged Shares pledged by such Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable, in each case, to the extent such concepts are applicable in the jurisdiction of organization of the respective issuer.

(d)            The execution and delivery by such Pledgor of this Pledge Agreement and the pledge of the Collateral pledged by such Pledgor hereunder pursuant hereto create a legal, valid and enforceable security interest in such Collateral (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the creation of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction) and, upon delivery of such Collateral to the Notes Collateral Agent, shall constitute a fully perfected Lien on and security interest in the Collateral, securing the payment of the Obligations, in favor of the Notes Collateral Agent for the benefit of the Secured Parties (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the creation and perfection of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction), except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and fair dealing.

(e)            Such Pledgor has full organizational power, authority and legal right to pledge all the Collateral pledged by such Pledgor pursuant to this Pledge Agreement and this Pledge Agreement constitutes a legal, valid and binding obligation of each Pledgor (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the enforceability of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction), enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and fair dealing.

5.            Certification of Limited Liability Company, Limited Partnership Interests, Equity Interests in Domestic Subsidiaries that are corporations and Foreign Subsidiaries and Pledged Debt.

(a)            With respect to any Equity Interests in any Subsidiary constituting Collateral that are not a security as defined in Section 8-102(a)(15) of the Uniform Commercial Code of any applicable jurisdiction or pursuant to Section 8-103 of the Uniform Commercial Code of any applicable jurisdiction, if any Pledgor shall take any action that, under such sections, converts such Equity Interests into a security, such Pledgor shall give prompt written notice thereof to the Notes Collateral Agent and cause the issuer thereof to issue to it certificates or instruments evidencing such Equity Interests, which it shall promptly deliver to the Notes Collateral Agent as provided in Section 3.

(b)            [Reserved]

(c)            In the event that any Equity Interests in any Domestic Subsidiary that is a corporation or any Foreign Subsidiary, in each case, constituting Collateral are not represented by a certificate, the Pledgors agree not to permit such Domestic Subsidiary that is a corporation or such Foreign Subsidiary, as applicable, to issue Equity Interests represented by a certificate to any other Person.

6.             Further Assurances. Subject to the terms and limitations of Article Fourteen of the Indenture and 3.2(c) of the Security Agreement, each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, deeds of trust and other documents), which may be required under any applicable law, or which the Notes Collateral Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including the priority thereof) or (y) to enable the Notes Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Each Pledgor hereby irrevocably authorizes (but does not obligate) the Notes Collateral Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file or record financing statements, amendments to financing statements and, with notice to the applicable Grantors, other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Notes Collateral Agent or the Required Holders reasonably determine appropriate to perfect the Security Interest of the Notes Collateral Agent under this Pledge Agreement.

7.            Voting Rights; Dividends and Distributions; Etc.

(a)            So long as no Event of Default shall have occurred and be continuing:

(i)            Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Pledge Agreement or the other Notes Documents.

(ii)            The Notes Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request, at such Pledgor’s sole cost and expense, for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

(b)            Subject to paragraph (c) below, each Pledgor shall be entitled to receive and retain and use, free and clear of the Lien created by this Pledge Agreement, any and all dividends, distributions, principal and interest made or paid in respect of the Collateral to the extent permitted by the Indenture, as applicable; provided, however, that any and all noncash dividends, interest, principal or other distributions that would constitute Pledged Shares or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Shares or received in exchange for Pledged Shares or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be, and shall be forthwith delivered to the Notes Collateral Agent to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Notes Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Notes Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

(c)            Upon at least three Business Days’ prior written notice to a Pledgor by the Notes Collateral Agent that the Notes Collateral Agent is exercising its rights under this Section 7(c), following the occurrence and during the continuance of an Event of Default, (it being understood that no such notice shall be required in the case of an Event of Default pursuant to Section 5.01(6) of the Indenture), subject to the terms of the Intercreditor Agreements,

(i)            all rights of such Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in the Notes Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuance of such Event of Default, provided that, upon being directed by the Required Holders, the Notes Collateral Agent shall have the right from time to time following the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreements, to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, each Pledgor will have the right to exercise the voting and consensual rights that such Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 7(a)(i) (and the obligations of the Notes Collateral Agent under Section 7(a)(ii) shall be reinstated);

(ii)            all rights of such Pledgor to receive the dividends, distributions and principal and interest payments that such Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(b) shall cease, and all such rights shall thereupon become vested in the Notes Collateral Agent, which, subject to the terms of the Intercreditor Agreements, shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuance of such Event of Default. After all Events of Default have been cured or waived, the Notes Collateral Agent shall repay to each Pledgor (without interest) all dividends, distributions and principal and interest payments still in its possession and not otherwise applied in accordance with Section 11(b) that such Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of Section 7(b);

(iii)            all dividends, distributions and principal and interest payments that are received by such Pledgor contrary to the provisions of Section 7(b) shall be received in trust for the benefit of the Notes Collateral Agent and segregated from other property or funds of such Pledgor and shall forthwith be delivered to the Notes Collateral Agent as Collateral in the same form as so received (with any necessary endorsements); and

(iv)            in order to permit the Notes Collateral Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 7(b) above, to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 7(c)(i) above, and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 7(c)(ii) and (c)(iii) above, such Pledgor shall from time to time execute and deliver to the Notes Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the Notes Collateral Agent may reasonably request in writing, subject to the terms of the Intercreditor Agreements.

The exercise of any remedies by the Notes Collateral Agent pursuant to this provision shall not cause the Notes Collateral Agent to be considered, or assume any obligations or liabilities of, a member or principal of any Guarantor.

8.             Transfers and Other Liens; Additional Collateral; Etc. Subject to the terms of the Intercreditor Agreements, each Pledgor shall:

(a)            not (i) except as permitted by the Indenture, sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for Permitted Liens (and which, in the case of Permitted Liens in respect of the ABL Facility, are subject to the ABL Intercreditor Agreement) and the Lien created by this Pledge Agreement; provided that, subject to the provisions of the Intercreditor Agreements then in effect, in the event such Pledgor sells or otherwise disposes of assets as permitted by the Indenture to a Person that is not a Guarantor, and such assets are or include any of the Collateral, the Lien created by this Pledge Agreement on such Collateral shall be automatically released concurrently with the consummation of such sale, and upon the request of the applicable Pledgor and the provision of such documents required by the Indenture, the Notes Collateral Agent shall evidence such release of such Collateral to such Pledgor; and

(b)            use commercially reasonable efforts to defend its and the Notes Collateral Agent’s title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than Permitted Liens (and which, in the case of Permitted Liens in respect of the ABL Facility, are subject to the ABL Intercreditor Agreement) and the Lien created by this Pledge Agreement), however arising, and any and all Persons whomsoever (except to the extent that the Term Loan Collateral Agent and the Issuer agree that the cost of such defense is excessive in relation to the benefit thereof).

9.            Notes Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, and shall automatically terminate with respect to such Pledgor on the Termination Date or, if sooner, upon the release of such Pledgor hereunder pursuant to Section 13, the Notes Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise to take any action and to execute any instrument, in each case solely after the occurrence and during the continuance of an Event of Default (and upon prior written notice to such Pledgor that the Notes Collateral Agent intends to take such action), that the Notes Collateral Agent (acting at the direction of the Required Holders) may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.

10.           The Notes Collateral Agent’s Duties. The powers conferred on the Notes Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Notes Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Notes Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Notes Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it treats such Collateral in accordance with the Notes Collateral Agent’s standard of care set forth herein and in the Indenture. The Notes Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Notes Collateral Agent’s Lien thereon, or any certificate prepared by any Guarantor in connection therewith, nor shall the Notes Collateral Agent be responsible or liable to the Holders for any failure to monitor or maintain any portion of the Collateral.

11.           Remedies. Subject to the terms of the Intercreditor Agreements, if any Event of Default shall have occurred and be continuing:

(a)            The Notes Collateral Agent may (but shall not be obligated to) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC or any other applicable law (whether or not the UCC applies to the affected Collateral) and also may upon prior notice to the relevant Pledgor, sell the Collateral or any part thereof in one or more parcels at public or private sale or sales, at any exchange broker’s board or at any of the Notes Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Notes Collateral Agent shall be authorized at any such sale of Pledged Shares or Pledged Debt (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Notes Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Shares or Pledged Debt so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Notes Collateral Agent or any Secured Party shall have the right (but not the obligation) upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase all or any part of the Collateral so sold, and the Notes Collateral Agent or such Secured Party may pay the purchase price by crediting the amount thereof against the Obligations. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Notes Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Notes Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Pledgor hereby waives any claim against the Notes Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Notes Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. The Notes Collateral Agent shall incur no liability as a result of the sale (whether public or private) of the Collateral or any part thereof at any sale pursuant to this Pledge Agreement conducted in a commercially reasonable manner. Each of the Pledgors and Secured Parties hereby waive any claims against the Notes Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at such sale (whether public or private) was less than the price that might have been obtained otherwise, even if the Notes Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, so long as such sale is conducted in a commercially reasonable manner. Each of the Pledgors and Secured Parties hereby agree that in respect of any sale of any of the Collateral pursuant to the terms hereof, Notes Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable laws, or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, and the Pledgors and Secured Parties further agree that such compliance shall not, in and of itself, result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Notes Collateral Agent be liable or accountable to the Pledgors or Secured Parties for any discount allowed by reason of the fact that the Collateral or any part thereof is sold in compliance with any such limitation or restriction.

(b)            Subject to the Intercreditor Agreements then in effect, the Notes Collateral Agent shall deliver the Proceeds of any collection or sale of the Collateral as well as any Collateral consisting of cash, at any time after receipt to the Trustee for further application in accordance with Section 5.06 of the Indenture.

(c)            Upon any sale of the Collateral by the Notes Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Notes Collateral Agent or of the officer making the sale of the purchase money shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Notes Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(d)            All payments received by any Pledgor in respect of the Collateral after the occurrence and during the continuance of an Event of Default, shall be received in trust for the benefit of the Notes Collateral Agent shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Notes Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

12.            Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Pledgor and without notice to or further assent by any Pledgor, (a) any demand for payment of any of the Obligations made by the Notes Collateral Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Notes Collateral Agent or any other Secured Party, (c) the Indenture, the other Notes Documents and any other documents executed and delivered in connection therewith and (d) any collateral security, guarantee or right of offset at any time held by the Notes Collateral Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Notes Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Pledge Agreement or any property subject thereto. When making any demand hereunder against any Pledgor, the Notes Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on any Pledgor or any other Person, and any failure by the Notes Collateral Agent or any other Secured Party to make any such demand or to collect any payments from any Pledgor or any other Person or any release of the Issuer or any Pledgor or any other Person shall not relieve any Pledgor in respect of which a demand or collection is not made or any Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Notes Collateral Agent or any other Secured Party against any Pledgor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

13.            Continuing Security Interest; Assignments Under the Indenture; Release.

(a)            This Pledge Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor and the successors and assigns thereof, and shall inure to the benefit of the Notes Collateral Agent and the other Secured Parties and their respective successors, endorsees, transferees and assigns permitted under the Indenture until the date on which all the Obligations (other than, in each case, any contingent indemnity obligations not then due) shall have been satisfied by payment in full (such date, the “Termination Date”), notwithstanding that from time to time during the term of the Indenture the Pledgors may be free from any Obligations.

(b)            Any Pledgor shall automatically be released from its obligations hereunder and the Collateral of such Pledgor shall be automatically released as it relates to the Obligations upon such Pledgor ceasing to be a Guarantor in accordance with Sections 8.03 and 12.08 of the Indenture. Any such release in connection with any sale, transfer or other disposition of such Collateral permitted under the Indenture to a Person that is not a Guarantor shall result in such Collateral being sold, transferred or disposed of, as applicable, free and clear of the Liens of this Pledge Agreement.

(c)            The Collateral shall be automatically released from the Liens of this Pledge Agreement as it relates to the Obligations (i) to the extent provided for in Article Fourteen of the Indenture and (ii) upon the effectiveness of any written consent to the release of the security interest granted in such Collateral pursuant to Article Nine of the Indenture.

(d)            In connection with any termination or release pursuant to the foregoing paragraph (a), (b) or (c), the Notes Collateral Agent shall execute and deliver to any Pledgor or authorize the filing of, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release subject to the Notes Collateral Agent’s receipt of an Officer’s Certificate of the Issuer and the applicable Pledgor stating that such transaction is in compliance with the Indenture and the other Notes Documents and all conditions precedent to such transaction have been satisfied (upon which the Notes Collateral Agent may conclusively rely). Any execution and delivery of documents pursuant to this Section 13 shall be without recourse to or representation or warranty by the Notes Collateral Agent.

14.            Reinstatement. Each Pledgor further agrees that, if any payment made by any Guarantor or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the Proceeds of Collateral are required to be returned by any Secured Party to such Guarantor, its estate, trustee, receiver or any other Person, including any Pledgor, under any bankruptcy law, state, federal or foreign law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Pledgor in respect of the amount of such payment.

15.            Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Sections 1.06 and 1.07 of the Indenture. All communications and notices hereunder to any Pledgor shall be given to it in care of the Issuer at the Issuer’s address set forth in Section 1.06 of the Indenture. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communications sent to the Notes Collateral Agent hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Notes Collateral Agent by the authorized representative), in English. Each Pledgor and Noteholder (by acceptance of the Notes) agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Notes Collateral Agent, including without limitation the risk of Notes Collateral Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

16.           Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Pledge Agreement by facsimile or other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature” and words of like import in this Pledge Agreement relating to the execution and delivery of this Pledge Agreement shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

17.           Severability. Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

18.            Integration. This Pledge Agreement together with the other Notes Documents represents the agreement of each of the Pledgors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Notes Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth herein or in the other Notes Documents.

19.           Amendments in Writing; No Waiver; Cumulative Remedies.

(a)            None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Pledgor and the Notes Collateral Agent in accordance with Article Nine of the Indenture.

(b)            Neither the Notes Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 19(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Notes Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Notes Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Notes Collateral Agent or such other Secured Party would otherwise have on any future occasion.

(c)            The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

20.           Section Headings. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

21.            Successors and Assigns. This Pledge Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Notes Collateral Agent and the other Secured Parties and their respective successors and permitted assigns, except that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Notes Collateral Agent or as otherwise permitted by the Indenture.

22.            WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT, ANY OTHER NOTES DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

23.            Submission to Jurisdiction; Waivers. Each party hereto irrevocably and unconditionally:

(a)            submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement and the other Notes Documents to which it is a party to the exclusive general jurisdiction of the courts of the State of New York or the courts of the United States for the Southern District of New York, in each case sitting in New York City in the Borough of Manhattan, and appellate courts from any thereof;

(b)            consents that any such action or proceeding may be brought in such courts and waives (to the extent permitted by applicable law) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same or to commence or support any such action or proceeding in any other courts;

(c)            agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address referred to in Section 15 or at such other address of which the Notes Collateral Agent shall have been notified pursuant thereto;

(d)            agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Pledgor in any other jurisdiction; and

(e)            other than the Notes Collateral Agent, waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 23 any special, exemplary, punitive or consequential damages.

24.           GOVERNING LAW. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

25.           Intercreditor Agreements. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Notes Collateral Agent pursuant to this Pledge Agreement and the exercise of any right or remedy by the Notes Collateral Agent hereunder, are subject to the provisions of any Intercreditor Agreement then in effect. In the event of any conflict between the terms of any Intercreditor Agreement then in effect and the terms of this Pledge Agreement, the terms of such Intercreditor Agreement shall govern and control. No right, power or remedy granted to the Notes Collateral Agent hereunder shall be exercised by the Notes Collateral Agent, and no direction shall be given by the Notes Collateral Agent, in contravention of any such Intercreditor Agreement. So long as the ABL Intercreditor Agreement or First Lien Intercreditor Agreement is outstanding, the requirement of this Pledge Agreement to deliver Collateral to the Notes Collateral Agent (or any representation or warranty having the effect of requiring the same) shall be deemed satisfied (or any such representation or warranty shall be deemed true by delivery of such Collateral to the Controlling CF Debt Agent or Controlling Collateral Agent (each as defined in the applicable Intercreditor Agreement) as bailee of, and behalf of, the Notes Collateral Agent pursuant to the applicable Intercreditor Agreement).

26.           Enforcement Expenses; Indemnification.

(a)            Each Pledgor agrees to pay any and all reasonable and documented out of pocket expenses (including all reasonable and documented fees and disbursements of counsel, experts, nominees and agents) that may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel or relevant experts in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Pledgor under this Pledge Agreement, in each case subject to the limitations on reimbursement of costs and expenses set forth in Sections 6.07 and 14.08 of the Indenture.

(b)            Each Pledgor agrees to pay, and to save the Notes Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Pledge Agreement (including enforcing the indemnity obligation set forth herein) to the extent the Issuer would be required to do so pursuant to Sections 6.07 and 14.08 of the Indenture.

(c)            The agreements in this Section 26 shall survive repayment of the Obligations and all other amounts payable under the Indenture and the other Notes Documents and the resignation or removal of the Notes Collateral Agent.

27.            Acknowledgments. Each party hereto hereby acknowledges that:

(a)            it has been advised by counsel in the negotiation, execution and delivery of this Pledge Agreement and the other Notes Documents to which it is a party;

(b)            neither the Notes Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Pledgor arising out of or in connection with this Pledge Agreement or any of the other Notes Documents, and the relationship between the Pledgors, on the one hand, and the Notes Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)            no joint venture is created hereby or by the other Notes Documents or otherwise exists by virtue of the transactions contemplated hereby among the Holders and any other Secured Party or among the Pledgors and the Holders and any other Secured Party.

28.            Additional Pledgors. Each Subsidiary that is required to become a party to this Pledge Agreement pursuant to Section 12.03 of the Indenture shall become a Subsidiary Pledgor, with the same force and effect as if originally named as a Pledgor herein, for all purposes of this Pledge Agreement, upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Pledgor as a party to this Pledge Agreement shall not require the consent of any other party hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

29.            Notes Collateral Agent Capacity. Wilmington Trust, National Association, is executing this Pledge Agreement, not in its individual capacity but solely in its capacity as Notes Collateral Agent under that certain Indenture dated as of September 19, 2025. In acting hereunder, the Notes Collateral Agent shall be entitled to all the rights, powers, protections, immunities, and indemnities afforded to it under the Indenture as if the same were set forth herein, mutatis mutandis. The permissive rights, benefits and powers granted to the Notes Collateral Agent hereunder (including the power to exercise any remedies following an Event of Default) shall not be construed as duties. All discretionary acts hereunder (including the exercise of any remedies) shall be taken by the Notes Collateral Agent pursuant and subject to the terms of the Indenture (including the Notes Collateral Agent’s right to be adequately indemnified and directed). The Notes Collateral Agent shall be entitled to exercise its rights, powers and duties hereunder through agents, experts or designees and shall not be responsible for the acts of any such parties appointed with due care. Notwithstanding anything herein to the contrary, the Notes Collateral Agent shall have no responsibility for preparing, recording, filing, re-recording, or re-filing any financing statement, perfection statement, continuation statement or other instrument in any public office or for otherwise ensuring the perfection or maintenance of any security interest granted pursuant to this Pledge Agreement, the Indenture or any Security Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

GMR INTERMEDIATE CORP., as Holdings

By:	/s/ Thomas A.A. Cook
Name:	Thomas A.A. Cook
Title:	Executive Vice President, General Counsel and Secretary

GLOBAL MEDICAL RESPONSE, INC., as Issuer

By:	/s/ Thomas A.A. Cook
Name:	Thomas A.A. Cook
Title:	Executive Vice President, General Counsel and Secretary

A 1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AEROCARE MEDICAL TRANSPORT, INC.
AIR AMBULANCE SPECIALISTS, INC.
AIR ANGELS, LLC
AIR EVAC EMS, INC.
AIR MEDICAL GROUP HOLDINGS LLC
AIR MEDICAL RESOURCE GROUP LLC
AIR MEDICAL RESOURCE GROUP, INC.
AIRMED INTERNATIONAL, LLC
AIRMED RESPONSE LLC
ALASKA REGIONAL LIFE FLIGHT CORPORATION
ALASKA REGIONAL TRANSPORT CORPORATION
ALLIANCE AMBULANCE OF ARIZONA LLC
AM HANGAR, LLC
AMBULANCE ACQUISITION, INC.
AMERICAN MEDFLIGHT, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.

[Signature Page to Pledge Agreement – Senior Secured Notes due 2032]

AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COCHISE COUNTY LLC
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NEW YORK, LLC
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF PIMA, LLC
AMERICAN MEDICAL RESPONSE OF SAN DIEGO, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMF CORPORATION
AMR ALL-TRANSIT LLC
AMR BAY STATE, LLC
AMR BROCKTON, L.L.C.
AMR HOLDCO, INC.
AMR OF CENTRAL TEXAS I, LLC
AMR OF CENTRAL TEXAS II, LLC
AMRG ACQUISITION LLC
AMR-LGA OF TENNESSEE, LLC

[Signature Page to Pledge Agreement – Senior Secured Notes due 2032]

ARCATA-MAD RIVER AMBULANCE LLC
ARIZONA EMS HOLDINGS, INC.
ASSOCIATED AMBULANCE SERVICE INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BEACON TRANSPORTATION, INC.
BLYTHE AMBULANCE SERVICE
BOWERS COMPANIES, INC.
BROWARD AMBULANCE, INC.
CAL-ORE LIFE FLIGHT LLC
CALSTAR AIR MEDICAL SERVICES LLC
CITY AMBULANCE OF EUREKA, INCORPORATED
COMMUNITY AUTO AND FLEET SERVICES L.L.C.
COMMUNITY EMS, INC.
COMTRANS AMBULANCE SERVICE, INC.
COMTRANS OF OREGON, LLC
COMTRANS, INC.
CORNING AMBULANCE SERVICE INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
DONLOCK, LTD.
E.M.S. VENTURES, INC.
EAGLE AIR MED CORPORATION
EAGLEMED LLC
EASTERN AMBULANCE SERVICE, INC.
EASTERN PARAMEDICS, INC.
EMERGENCY MEDICAL TRANSPORT, INC.
EMERGENCY MEDICAL TRANSPORTATION, INC.
EMS OFFSHORE MEDICAL SERVICES, LLC
EMS VENTURES OF SOUTH CAROLINA, INC.
EXPEDITION HELICOPTERS, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.
GALLUP MED FLIGHT, L.L.C.
GILA HOLDCO LLC
GMR EVENT SERVICES LLC
GMR SHARED SERVICES LLC
GOLD COAST AMBULANCE SERVICE
GOLD CROSS AMBULANCE SERVICE OF PA., INC.
GOLD CROSS AMBULANCE SERVICES, INC.
GRACE BEHAVIORAL HEALTH, L.L.C.
GRANDVIEW AVIATION LLC
GUARDIAN CRITICAL CARE SERVICES LLC
GUARDIAN EMS, INC.

[Signature Page to Pledge Agreement – Senior Secured Notes due 2032]

GUARDIAN FLIGHT LLC
GUARDIAN FLIGHT, INC.
HANK'S ACQUISITION CORP.
HAWAII LIFE FLIGHT LLC
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HLF CORPORATION
INNOVATIVE PRACTICES, LLC
INTERNATIONAL LIFE SUPPORT, INC.
JET CENTER, LLC
JJDAC LLC
JJDAC, INC.
KURTZ AMBULANCE SERVICE, INC.
KURTZ INDUSTRIAL FIRE SERVICES, INC.
KURTZ MUNICIPAL DISPATCHING SERVICES, INC.
KURTZ PARAMEDIC SERVICE, INC.
KURTZ SPECIAL EVENTS SERVICES, INC.
KUTZ AMBULANCE SERVICE, INC.
LASALLE AMBULANCE INC.
LIFE GUARD INTERNATIONAL INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
LIFEGUARD AMBULANCE SERVICE LLC
LIFEGUARD AMBULANCE SERVICE OF FLORIDA, LLC
LIFEGUARD AMBULANCE SERVICE OF ILLINOIS INC.
LIFEGUARD AMBULANCE SERVICE OF TEXAS, LLC
MAINSTAY SOLUTIONS, LLC
MARLBORO HUDSON AMBULANCE & WHEELCHAIR SERVICE, INC.
MED FLIGHT LEASING, LLC
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.

[Signature Page to Pledge Agreement – Senior Secured Notes due 2032]

MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MED-TRANS CORPORATION
MERCURY AMBULANCE SERVICE, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METRO CARE CORP.
METROCARE SERVICES – ABILENE, L.P.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MISSION CARE OF ILLINOIS, LLC
MISSION CARE OF MISSOURI, LLC
MISSION CARE SERVICES, LLC
MOBILE MEDIC AMBULANCE SERVICE, INC.
MOUNTAINSTAR AIRCARE CORPORATION
NATIONAL AMBULANCE & OXYGEN SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
NORTH MISS. AMBULANCE SERVICE, INC.
PACIFIC AMBULANCE, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PATIENT ADVOCACY GROUP, LLC
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROFESSIONAL MEDICAL TRANSPORT, INC.
PROVIDACARE, L.L.C.
PUCKETT AMBULANCE SERVICE, INC.
R/M ARIZONA HOLDINGS, INC.
R/M MANAGEMENT CO., INC.
R/M OF TENNESSEE G.P., INC.
R/M OF TENNESSEE L.P., INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REACH AIR MEDICAL SERVICES, LLC
REACH MEDICAL HOLDINGS, LLC
REGIONAL EMERGENCY SERVICES, L.P.
RENO FLYING SERVICE LLC
RENO FLYING SERVICE, INC.

[Signature Page to Pledge Agreement – Senior Secured Notes due 2032]

RIVER MEDICAL INCORPORATED
RMC CORPORATE CENTER, L.L.C.
RURAL/METRO (DELAWARE) INC.
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION OF FLORIDA
RURAL/METRO CORPORATION OF TENNESSEE
RURAL/METRO MID-SOUTH, L.P.
RURAL/METRO OF BREWERTON, INC.
RURAL/METRO OF CALIFORNIA, INC.
RURAL/METRO OF CENTRAL ALABAMA, INC.
RURAL/METRO OF CENTRAL COLORADO, INC.
RURAL/METRO OF CENTRAL OHIO, INC.
RURAL/METRO OF GREATER SEATTLE, INC.
RURAL/METRO OF INDIANA, L.P.
RURAL/METRO OF NEW YORK, INC.
RURAL/METRO OF NORTHERN CALIFORNIA, INC.
RURAL/METRO OF NORTHERN OHIO, INC.
RURAL/METRO OF OHIO, INC.
RURAL/METRO OF OREGON, INC.
RURAL/METRO OF ROCHESTER, INC.
RURAL/METRO OF SOUTHERN CALIFORNIA, INC.
RURAL/METRO OF SOUTHERN OHIO, INC.
RURAL/METRO OF TENNESSEE, L.P.
RURAL/METRO OPERATING COMPANY, LLC
SAN DIEGO 911 LLC
SAN DIEGO MEDICAL SERVICES ENTERPRISE, LLC
SEAWALL ACQUISITION, LLC
SEMINOLE COUNTY AMBULANCE, INC.
SEVEN BAR AVIATION, LLC
SEVEN BAR CRITICAL CARE NEW MEXICO, LLC
SIOUX FALLS AMBULANCE, INC.
SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC.
SOUTHWEST AMBULANCE OF CASA GRANDE, INC.
SOUTHWEST AMBULANCE OF NEW MEXICO, INC.
SOUTHWEST AMBULANCE OF SOUTHEASTERN ARIZONA, INC.
SOUTHWEST AMBULANCE OF TUCSON, INC.
SOUTHWEST GENERAL SERVICES, INC.
SPRINGS AMBULANCE SERVICE, INC.
SSAG, LLC
STAT HEALTHCARE, INC.
SUMMIT AIR AMBULANCE HOLDINGS, LLC
SUMMIT AIR AMBULANCE, LLC
SUNRISE HANDICAP TRANSPORT CORP.

[Signature Page to Pledge Agreement – Senior Secured Notes due 2032]

SW GENERAL, INC.
TEK AMBULANCE, INC.
THE AID AMBULANCE COMPANY, INC.
THE AID COMPANY, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TOWNS AMBULANCE SERVICE, INC.
TRANSPLANT TRANSPORTATION SERVICES, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
V.I.P. PROFESSIONAL SERVICES, INC.
VALLEY MED FLIGHT INC
VIRGINIA MEDICAL TRANSPORT, LLC
VITAL ENTERPRISES, INC.
W & W LEASING COMPANY, INC.
WESTMED AMBULANCE, INC.
WIREGRASS LIFE FLIGHT CORPORATION
WP ROCKET HOLDINGS INC.,
each as a Subsidiary Pledgor

By:	/s/ Thomas A.A. Cook
Name:	Thomas A.A. Cook
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Pledge Agreement – Senior Secured Notes due 2032]

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Notes Collateral Agent

By:	/s/ Karen Ferry
	Name:	Karen Ferry
	Title:	Vice President

[Signature Page to Pledge Agreement – Senior Secured Notes due 2032]

SCHEDULE 1

TO THE PLEDGE AGREEMENT

Pledged Shares

[Omitted]

ANNEX A

TO THE PLEDGE AGREEMENT

[Omitted]